

JEWETT CAMERON COMPANY

Nasdaq: JCTC

INVESTOR PRESENTATION

Lytham Partners Spring Conference
May 2025

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company's intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company's future activities or future events or conditions. These statements are based on current expectations, estimates and projections about the Company's business based, in part, on assumptions made by the Company's management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company's annual report on Form 10-K and in other documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

JEWETT CAMERON CO.
19 53
OREGON, USA

70 YEAR HISTORY WITH A NEW PATH BEING CHARTED TO DRIVE SHAREHOLDER VALUE

Founded in 1953, Jewett Cameron Trading Company is committed to improving the lives of professionals and do-it-yourselfers with innovative products that enrich outdoor spaces in their quality, performance, and ease to work with.

LIFETIME STEEL POST

ADJUST-A-GATE
Your Gate. Your Way.

EURO FENCE

PERIMETER PATROL

LUCKY DOG

my eco WORLD

KEY HIGHLIGHTS & STATISTICS

$47.1 M	FY 2024 REVENUE
$0.21	FY 2024 EPS
$13 M	MARKET CAP*
$23.7 M	STOCKHOLDERS' EQUITY AS OF FEBRUARY 2025
$19.1 M	NET WORKING CAPITAL AS OF FEBRUARY 2025 Current Assets Less Current Liabilities
0.55X	TRADING AT DISCOUNT TO BOOK VALUE*

ELITE CUSTOMERS

*based on stock price of $3.68 on 4/15/25

COMPANY OVERVIEW

Committed to improving the lives of professionals and do-it-yourselfers with innovative products that enrich outdoor spaces in their quality, performance, and ease to work with.

Consumer Product Goods



Fence Products

- 73% of FY 2024 Revenue
- Our fence solutions creates more than fences. We craft durable, functional solutions that bolster security, privacy, and beauty.
- Brands include Adjust-A-Gate®, Fit-Right®, Lifetime Post®, Perimeter Patrol®, and EuroFence for gates and fencing.



Pet Products

- 16% of FY 2024 Revenue
- Our pet solutions are dedicated to keeping pets safe and happy with exceptional-quality, long lasting products that put your pet first.
- Lucky Dog® line of award-winning kennels, crates and accessories have been expertly crafted with durability and safety for peace of mind.



Sustainable Products

- 3% of FY 2024 Revenue
- Our MyEcoWorld® products offer practical, sustainable alternatives with innovative pet poop bags and compostable food scrap bags.
- Alternatives to traditional single use plastics with Compostable and Post Consumer Recycled (PCR) bag technology.

B2B Specialty Lumber Trading



Industrial Wood Products

- 8% of FY 2024 Revenue
- Our Greenwood subsidiary is a wholesale distributor of a variety of specialty wood products currently concentrated in noise and vibration reduction panels for transit buses, motor coaches, light rail cars, and boats.

Seed Processing

JEWETT CAMERON SEED CO.

- <1% of FY 2024 Revenue
- Historical business focused on processing and distributing of agricultural seed. Closed down operation in August of 2023.
- 11.6 acre facility in Oregon available for sale.


PRODUCT
DETAILS
JEWETT CAMERON CO.
19 53
OREGON, USA

NET SALES BY PRODUCT LINE

FY Ends August ($ in millions)

JEWETT CAMERON FENCE

FENCE

Influx of home remodel during pandemic drove sales and storm damage impacted fence board sales



Wood
Metal
$25
$20
$15
$10
$5
$0
$11.9
$12.2
$15.3
$17.5
$19.9
$21.5
$21.0
$22.8
2019
2020
2021
2022
2023
2024
TTM Q2 2025

LUCKY DOG

PET

Influx of pet ownership during pandemic drove sales growth



$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
$11.1
$13.7
$13.8
$16.6
$10.9
$7.6
$6.8
2019
2020
2021
2022
2023
2024
TTM Q2 2025

my eco WORLD

SUSTAINABLE

Initial launch of sustainable products: 2020
Rebranded complete & re-launched March 2024



LD
MEW
$3
$2
$1
$0
$0.0
$0.1
$2.2
$2.4
$1.8
$1.2
$0.3
$0.6
2019
2020
2021
2022
2023
2024
TTM Q2 2025

GREENWOOD PRODUCTS

INDUSTRIAL WOOD

Pandemic negatively impacted bus manufacturing due to supply chain shortages of other materials



$5
$4
$3
$2
$1
$0
$3.9
$2.3
$2.6
$2.6
$2.6
$3.7
$3.7
2019
2020
2021
2022
2023
2024
TTM Q2 2025

Net sales reflect gross sales after adjustments such as customer allowances, deductions, and cash discounts

TTM = Trailing Twelve Month through February 2025

FENCE PRODUCTS & BRANDS

Jewett Cameron Fence creates more than fences. We craft durable, functional solutions that bolster security, privacy, and beauty.

JEWETT CAMERON FENCE

Metal / Composite: Avg 38% GM

Wood: Avg 16% GM

Patented



Adjust-A-Gate®

Adjust-A-Gate® Family of products offers a straightforward, lifelong solution that eliminates measurement issues. Easy enough for homeowners but with superior quality that meets the demands of the professional contractor.

Patented



Fit-Right®

Fit-Right® is a fully adjustable gate system for chain link gates. This custom solution is perfect for when you need a special sized chain link gate opening. Equipped with all the necessary parts, building your gate on-site eliminates measurement issues, so you get the right fit the first time, every time

Patented



Lifetime Steel Post®

Lifetime Steel Post® offers unmatched strength and versatility in fencing. This post offers versatile support for a range of fence designs and styles, allowing you the flexibility to showcase the posts or keep them discreetly hidden.



Euro Fence

Euro Fence offers the beauty of wood without the upkeep, featuring durable wood/plastic composite materials. With locking tongue & groove composite and aluminum boards, it provides UV protection, never needs paint or stain, and installs easily in-ground or mounted.



Perimeter Patrol®

Perimeter Patrol® Portable Security Panels create an enclosed space or linear fence for outdoor areas. Perfect for crowd control, job site security, outdoor events, enclosed storage areas and more.



Cedar Products

Cedar is a premium softwood known for its unique blend of beauty and durability. Its natural resistance to decay enhances its longevity, while its ease of cutting, sawing, and nailing with standard tools makes it a preferred choice for versatile applications.

GROWTH STRATEGIES

Create and execute a scalable process for Lifetime Steel Post (LTP) displayers and refresh of Adjust-A-Gate® merchandisers



In-aisle Adjust-A-Gate® Displayer


LIFETIME STEEL POST
STEEL POSTS FOR WOOD FENCE

In-aisle Lifetime Steel Post® Displayer

Displayers currently in locations across Home Depot and Lowe's		
Illustrative Example	**Posts**	**Gates**
Posts per Displayer	**96**	**20**
Estim. replenish Rate	**6x/year**	**8x/year**
Number of stores currently	**300+**	**2,500+**

Note: A typical fence project will often require dozens of posts and 1 or 2 gates.

- **Displayers of our metal fence products are positioned in the lumber aisles next to the wood fence materials, giving professionals and Do-It-Yourselfers (DIYers) easy access to steel solutions**
- **Improved visibility and signage highlights the benefits of a no-sag steel frame gate kit and steel fence posts that reduce labor and last a lifetime**
- **Point of sale reports from the Fall and Winter, non-seasonal months showed strong increased sales ahead of fence building season**

PET PRODUCTS & BRANDS

Jewett Cameron Pet is dedicated to keeping pets safe and happy with exceptional-quality, long lasting products that put your pet first.

LUCKY DOG®



STAY Series® Kennels

Lucky Dog® STAY Series Studio Kennels are built with a long-lasting steel frames and powder coated finish. The waterproof polyester cover offers UPF 50+ protection and is designed for ultimate comfort.



Outdoor Kennel Covers

Lucky Dog® Outdoor Kennel Covers provide durable, waterproof protection with UPF 50+ sun defense. Designed for year-round comfort, they fit securely over your Lucky Dog® Kennels.

Patented



Dwell Series® Crates

Lucky Dog® Dwell Series® Crates offers peace of mind with secure latches, rust-resistant E-coating along with a patented sliding side door and patented corner stabilizers. With a top handle for easy transport and a divider panel for flexible space, they offer durability and convenience.



Exercise Pens

Lucky Dog® Exercise Pens provide a secure space for pets with sturdy, rust-resistant wire construction. Featuring a step-thru door, tool-free setup, and fold-flat design for easy storage, these pens are perfect for both indoor and outdoor use.

SUSTAINABLE PRODUCTS & BRANDS

MyEcoWorld® is making a tangible, positive difference to the planet by working to reduce conventional plastic use in our daily lives.

Compostable: Made with 30% Corn



Food Waste Bags

Certified compostable and worm-safe, our durable bags offer puncture resistance, odor control, and pest deterrence, ensuring reliable use and a cleaner kitchen environment.



Yard Waste Bags

Suitable for a variety of composting methods, including home, curbside pickup, and industrial composting facilities.



Pet Poop Bags

Our certified OK Home Compost pet waste bags ensure no breaks or leaks, while being gentle on mother earth- all while keeping your hands clean of messy situations.

Post Consumer Recycled (PCR)



Global Recycled Standard Certified
Product certified to the Global Recycled Standard (GRS) contain recycled material that has been independently verified at each stage of the supply chain, from the source to the final product.
Post Consumer Waste Collection
Recycling and Processing
You!
Post Consumer Recycling Journey

Products certified to the Global Recycled Standard (GRS) contain recycled material that has been independently verified at each stage of the supply chain, from the source to the final product. MyEcoWorld® 95% Certified Bags cost less than compostable bags.



PET POOP BAGS
PET POOP BAGS
95% RECYCLED PLASTIC

Extensive Certifications

INDUSTRIAL WOOD PRODUCTS

Tailored Panels & Customized Wood Products

GREENWOOD PRODUCTS EST.™ 1977



Transportation & Marine

Greenwood Products specializes in engineering advanced noise and vibration reduction panels for transit buses, motor coaches, light rail cars, and boats.



Industrial

Greenwood Products engineers durable, high-performance structural panels tailored for a wide range of industrial applications.



Construction

Greenwood Products supplies and warehouses Jumbo Concrete Forms (BBOES, MDO, and HDO) designed to reduce installation time and lower job-site labor costs.

dB-Ply®

PROPRIETARY ACOUSTICAL PANEL DESIGNED TO REDUCE VIBRATION AND SOUND TRANSMISSION

PANEL DAMPENING PERFORMANCE

Improvement measured on a Dynamometer enclosure at 1000 rpm



dB-PLY®
Plywood
ENCLOSURE ATTENUATION dB
30
25
20
15
10
5
0
250
500
1000
2000
4000
8000
THIRD OCTAVE BAND CENTER FREQUENCY Hz

VIBRATION & NOISE REDUCING ACOUSTICAL PANEL FOR BUSES, COACHES, SHUTTLES, LIMOUSINES

dB-Ply® Bus provides a one-step application to cost effectively meet mandated interior noise requirements.

- Mitigates driver fatigue by reducing vibrations and noise
- Minimal floor prep required for applying floor coverings
- Treated to resist fungal decay (untreated available)
- Fire retardant (certified ASTM 162 & 662) treating available
- Untreated meets FMV 302 Flame Spread requirements

What is dB-Ply® Bus?

dB-Ply® Bus is a constrained-layer vibration and noise reducing structural panel engineered specifically for use in transit bus floors, coaches, and shuttles.


STRATEGIC
TRANSFORMATION
JEWETT CAMERON CO.
19 53
OREGON, USA

CHARTING NEW PATH FOCUSED ON DRIVING VALUE





"I've witnessed extensive change at Jewett Cameron since joining in 2019 - pandemic, supply chain crisis, legal battles, and restructuring to name a few. Since taking over as CEO, we have conducted an expansive review of our operations and are now implementing initiatives to drive sales, improve margins, and enhance operational efficiencies with the primary objective to drive profitability and improve shareholder value."

Chad Summers
CEO, President, Director

GROWTH DRIVERS

In-Store Displayer Expansion

- Grow major retail through newly implemented in-aisle displays, enhanced online presence through retail partners, & new sales representation partnership with Continental Sales and Marketing

Expand MyEcoWorld®

- Increase sales of re-branded MyEcoWorld® through distribution and major retail

Enhance B2B

- Enhance engagement with professionals to increase demand of current product offering

Industrial Wood Growth

- Grow Greenwood Products sales through existing & new customers

ASSET MONETIZATION

Property Sale

- Planned sale of 11.6-acre Oregon-based seed processing and storage facility

SUPPLY CHAIN SECURITY & OPERATIONAL EFFICIENCY

Sourcing Expansion

- Over 80% of the company's metal import revenue formerly concentrated out of a single factory in China
- 2024 successfully multi-sourcing all products

Distribution Expansion

- Distribution from NW headquarters limits total sellable market
- Initiating new distribution locations over multiple years to drive sales and reduce freight costs

Margin Initiative

- Enhanced pricing analysis to ensure proper margins and pricing strategy among channels

PRODUCT INNOVATION

Fence Innovation

- Enhance Adjust-A-Gate® Original, Lifetime Steel Post®, and EuroFence products
- Launch Adjust-A-Gate® Unlimited and Lifetime Steel Post® Displayers

New Product Innovation

- 5 new and enhanced products set to launch over next 12 months
- Commitment to continue enhancing and launching quality products

SUPPLY CHAIN & EFFICIENCY STRATEGIES

Multi-sourcing of products completed in September 2024 reducing burden of tariffs and reliance on sole supplier

- **In September 2024, Company announced it had completed a significant step forward in its strategic plan to expand and diversify the Company's supply sourcing from three new supply partners.**
- **Historically, Jewett-Cameron had a significant portion of their products supplied by a single manufacturer in China. With the implementation of the new multi-source, multi-country, strategic sourcing plan, the Company is no longer tied to one specific supply source for any single product or component.**
- **The Company now has highly diversified supply sources from manufacturers located in Canada, Bangladesh, Vietnam, Malaysia, Taiwan, and China. The new supply agreements cover Jewett-Cameron's fence products, dog containment products, as well as MyEcoWorld® products.**
- **Mitigates burden of tariffs placed on various products coming into the U.S. from China, where the Company has been subject to higher cost of goods on a number of our products over the past couple of years.**

Expect to mitigate the continuing pressure of tariffs on our cost basis



China
Taiwan
Bangladesh
Vietnam
Malaysia

Country Sourcing Progression by Purchases



2024
90%
China
Non-China
2025
21%
China
Non-China
2026
3%
China
Non-China

- **More than 90% of non-wood import purchases in 2024 were from China Suppliers**
- **In 2025, the number is estimated to be less than 25% and down to less than 3% by June 2025**
- **By 2026, we estimate our China sourcing to be 3% or potentially less if current China tariffs remain**

ASSET MONETIZATION

Monetize non-core assets to enhance working capital through non-dilutive approach

- **11.6 acre property, formerly a seed cleaning facility**
  - The property is a corner lot industrial property with excellent access, visibility and frontage located immediately off the Glencoe exit on Highway 26.
  - The property is the former location of Jewett-Cameron Seed Company and has historically been used for seed processing and storage.
  - The combined size of the buildings is approximately 109,500 square feet.
- **Placed on market for sale on July 29, 2024**
- **The property is being listed for sale and also for lease through Macadam Forbes Commercial Real Estate Services.** Allowable uses under a Type I, II, or III procedure at the County level include but are not limited to: Contractor's yard, telecom facilities, forest products, lumber/sawmill, materials uses such as concrete and asphalt, special recreation
- **Currently zoned "Rural Industrial" (RIND) in Washington County. The Company is exploring the potential to re-zone the property, or revise the existing code, to expand the list of permitted uses.**
- **The asking sale price is $9 million[1]. The property currently has a book value of $566,022 and is unencumbered by any loans.**

[1] This is the current asking price, and there is no guarantee the property will sell for this amount. If we are able to complete a sale, the net proceeds will be reduced by brokers' commissions, expenses related to the sale, and taxes.


Industrial Corner Lot Alongside Highway 26
31345 NW BEACH ROAD, HILLSBORO, OR 97124
26













FINANCIALS


JEWETT CAMERON CO.
19 53
OREGON, USA

KEY FINANCIALS

FY Ends August ($ in millions)

Revenue



Positive Impact from Pandemic Pet & Home Remodel Boom
$70
$60
$50
$40
$30
$20
$10
$0
$45.4
$44.9
$57.5
$62.9
$54.3
$47.1
$47.4
2019
2020
2021
2022
2023
2024
TTM Q2 2025

Gross Margins



30%
25%
20%
15%
10%
5%
0%
21.9%
27.8%
24.6%
21.9%
22.6%
18.8%
17.7%
2019
2020
2021
2022
2023
2024
TTM Q2 2025

Net Income (Loss)



$4
$3
$2
$1
$0
($1)
($2)
$2.1
$2.8
$3.5
$1.2
($0.0)
$0.7
($1.3)
2019
2020
2021
2022
2023
2024
TTM Q2 2025

TTM = Trailing Twelve Month through February 2025

SELECTED BALANCE SHEET

FY Ends August

($ in Millions)	8/31/22	8/31/23	8/31/24	2/28/25
Cash and cash equivalents	$0.5	$0.1	$4.9	$0.4
Accounts receivable, net	$7.2	$5.6	$3.7	$5.6
Inventory	$20.6	$18.3	$13.2	$14.9
Total Current Assets	$29.6	$24.7	$23.3	$23.0
PP&E + Asset held for sale	$4.8	$4.7	$4.4	$4.3
Total Assets	$34.5	$29.8	$27.5	$27.6
Bank indebtedness	$7.0	$1.3	$0	$0
Total liabilities	$10.4	$5.7	$2.6	$3.9
Total shareholder's equity	$24.1	$24.1	$24.9	$23.7
Book Value per Share	$6.90	$6.89	$7.11	$6.73

28% reduction from peak inventory

Book value of seed processing facility of $0.6 million. Company anticipates that sale of facility will be well in excess of current book value.

Eliminated bank indebtedness

Stock currently trades at 45% discount to book value*

*based on stock price of $3.68 on 4/15/25

OUR LEADERSHIP TEAM

MANAGEMENT


Chad Summers
CEO, Director


Mitch Van Domelen
CFO


Marty Ramirez
VP Supply Chain


Mike Siuda
VP Sales and Marketing


Ira Reiland
VP Fulfillment

BOARD OF DIRECTORS


Charlie Hopewell
Chairman


Geoff Guilfoy
Audit Chair


Michelle Walker
Governance Chair


Sarah Johnson
Director


Mike Henningsen
Director


Subriana Pierce
Director


Ian Wendler
Director

HIGHLIGHTS

- **70-year-old company with tremendous brand recognition and established customers and partners that have relied on Jewett-Cameron for decades**
  - Customer base includes Tier 1 Big Box retailers, leading e-commerce providers, multi-national distributors and B2B professionals
- **Strategic transformation underway honoring the storied history, while charting a new path to the future**
  - Specific initiatives in place to drive revenue growth, improve margins, enhance operational efficiencies and supply chain security, innovate new products, and monetize non-core assets
- **Trading as discount to book value***
  - Stock currently trades at 45% discount to book value

*based on stock price of $3.68 on 4/15/25





PERIMETER PATROL

Thank You

JEWETT CAMERON COMPANY

Nasdaq: JCTC

Company Contact:
Chad Summers, Chief Executive Officer
Jewett-Cameron Company
Phone: (503) 647-0110
Chads@jewettcameron.com

Investor Contact:
Robert Blum
Lytham Partners
Phone: (602) 889-9700
JCTC@lythampartners.com